UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 24, 2008

Date of Report (Date of earliest event reported)

MPC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

906 East Karcher Road, Nampa, ID 83687

(Address of principal executive offices)

(208) 893-3434

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant

Wells Fargo Advances to MPC-Pro, LLC

On June 24, 2008, Wells Fargo Bank, National Association, through its Wells Fargo Business Credit operating division ("WFBC"), provided an advance to MPC-Pro, LLC and its subsidiary in the amount of $3,000,000 (the "MPC-Pro Advance"). The MPC-Pro Advance is to be repaid by September 24, 2008 and is in addition to other amounts provided to us by WFBC under the terms of our Account Purchase Agreements with WFBC. Interest on the MPC-Pro Advance will be at prime plus 1.75%. We agreed to pay to WFBC an advance fee in the amount of $25,000 for the MPC-Pro Advance. As a condition of the MPC–Pro Advance, we will use the service of a strategic consultant chosen by us and approved of by WFBC. Such Account Purchase Agreements, as amended, with WFBC, are attached as Exhibits 99.1, 99.2 and 99.3, on Form 8-K filed November 22, 2006; Exhibits 99.1, 99.2 and 99.3 on Form 8-K filed February 22, 2007 and Exhibits 10.3 and 10.4 on Form 10-Q filed on November 14, 2007, which are hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPC CORPORATION

Date: June 30, 2008	By: /s/ Curtis Akey
Curtis Akey Vice President & Chief Financial Officer